FOR IMMEDIATE RELEASE

SEDONA CORPORATION RESTATES 2004 REVENUE GUIDANCE

KING OF PRUSSIA, PA – December 17, 2004 – SEDONA Corporation (OTCBB: SDNA) announced today that delays in obtaining previously anticipated contracts and sales will result in fiscal year 2004 revenues and net income being lower than the previously announced guidance, released on August 27, 2004.

SEDONA’s projected revenues and net income in the guidance for the remainder of fiscal year 2004 were in part based upon the Company’s reasonable expectation of receiving signed contracts from new potential customers and sales from an existing distribution partner in the fourth quarter of 2004. The Company has not yet received these signed contracts and sales; therefore, it does not anticipate achieving the fiscal year 2004 projected revenues of $2,950,000.

The Company continues to work with these potential customers and the existing distribution partner; however, in the absence of any written confirmation, there can be no assurances if or when SEDONA will receive these contracts and sales. Accordingly, in the event none of these contracts and sales are signed before year-end, the Company’s minimum annual revenues will be approximately $1,100,000.

Accordingly, SEDONA cautions readers to consider the foregoing when reviewing its projections and past performance, including those filed with the Securities and Exchange Commission on Form 8-K on August 30, 2004.

Forward Looking Statements

This release contains certain forward-looking statements and information regarding SEDONA’s financial position, business strategy and plans and objectives of its management for future operations that derive from management’s beliefs and assumptions based on information currently available.  The statements and information are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  Statements made in this news release that relate to future plans, events or performances are forward-looking statements. When used in this release, the words “anticipate,” “believe,” “intend,” “estimate,” “expect,” “will,” “could,” “may” and similar expressions intend to identify forward-looking statements, but the fact that any of these words does not appear does not mean that the statement is not forward-looking.  Forward-looking statements, which appear in this release, describe, among other things, risks and uncertainties, and reflect management’s current views with respect to future events.  Actual results could differ materially from those contemplated by the forward-looking statements. Important factors that could cause actual results to differ materially from the Company's expectations are disclosed under the heading “Risk Factors" and elsewhere in documents, including but not limited to its annual report on Form 10-K, filed from time to time with the Securities and Exchange Commission. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results, whether financial or otherwise, may vary materially from those described on this release.  This paragraph expressly qualifies all subsequent written and oral forward-looking statements attributable to SEDONA or persons acting on its behalf as disclosed in this release or elsewhere.

About SEDONA Corporation

Community and regional banks, credit unions, and insurance companies utilize SEDONA® Corporation’s (OTCBB: SDNA) multi-vertical, web-based customer relationship management (CRM) solution, Intarsia™. Intarsia is specifically designed and priced for small and mid-sized financial services businesses and is easily tailored for each individual organization. The software includes state-of-the-art features such as next best product and customer retention analytics, profitability management, and lead and referral tracking. By utilizing SEDONA’s CRM software and complementary services, SEDONA’s clients effectively identify, acquire, foster, and retain loyal, profitable customers.

Leading financial services solution providers such as Fiserv, Inc., Open Solutions Inc., COCC, Sanchez Computer Associates, Inc., and AIG Technologies leverage SEDONA's CRM technology to offer best-in-market CRM to their own clients and prospects. SEDONA Corporation is an Advanced Level Business Partner of IBM® Corporation.

For additional information, visit the SEDONA web site at www.sedonacorp.com or call 1-800-815-3307.

SEDONA® is a registered trademark and Intarsia™ is a trademark of SEDONA Corporation.
All other trade names are the property of their respective owners.

This press release and prior releases are available on the
SEDONA Corporation web site at www.sedonacorp.com.

SEDONA INVESTOR CONTACT:	SEDONA MEDIA CONTACT:
Steve Ficyk	Michelle Brown
Tel: 1-330-220-4051	Tel: 1-610-337-8400
E-mail: steve.ficyk@sedonacorp.com	E-mail: michelle.brown@sedonacorp.com